SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 20, 2014

MIX 1 LIFE, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-170091	68-0678499
(State or other jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification Number)

10575 N. 114th Suite 103

Scottsdale, AZ 85259

Tel. (480) 344-7770

 (Address and Telephone Number of Principal Executive Offices)

16413 North 91st Street, Suite C135

Scottsdale, AZ 85260

(Previous Address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

MIX 1 LIFE, INC.

Form 8-K

Current Report

ITEM 8.01. OTHER EVENTS

8.01 OTHER EVENTS

The Company has changed its principal executive office address to 10575 N. 114th Suite 103, Scottsdale, Arizona 85259. The telephone number of the Company is (480) 344-7770.

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIX 1 LIFE, INC.

Date: October 20, 2014	By:	/s/ Cameron Robb
Cameron Robb
Chief Executive Officer